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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-05646

New Century Portfolios

(Exact name of registrant as specified in charter)

100 William Street, Suite 200 Wellesley, Massachusetts	02481
(Address of principal executive offices)	(Zip code)

Nicole M. Tremblay, Esq.

Weston Financial Group, Inc.      100 William Street, Suite 200       Wellesley, MA 02481

(Name and address of agent for service)

Registrant's telephone number, including area code:  (781) 235-7055

Date of fiscal year end:         October 31, 2011

Date of reporting period:       October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

New Century Capital
New Century Balanced
New Century Opportunistic
New Century International
New Century Alternative Strategies

ANNUAL REPORT

Year Ended October 31, 2011

100 William Street, Suite 200, Wellesley MA 02481   781-239-0445   888-639-0102   Fax 781-237-1635

CONTENTS

PRESIDENT’S LETTER TO SHAREHOLDERS	1-2

PERFORMANCE CHARTS	3-7

NEW CENTURY PORTFOLIOS
New Century Capital Portfolio
Portfolio Information	8
Schedule of Investments	9-10
New Century Balanced Portfolio
Portfolio Information	11
Schedule of Investments	12-13
New Century Opportunistic Portfolio
Portfolio Information	14
Schedule of Investments	15
New Century International Portfolio
Portfolio Information	16
Schedule of Investments	17-18
New Century Alternative Strategies Portfolio
Portfolio Information	19
Schedule of Investments	20-21
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24-26
Financial Highlights	27-31
Notes to Financial Statements	32-42
Report of Independent Registered Public Accounting Firm	43
Board of Trustees and Officers	44-45
Federal Tax Information	46
About Your Portfolios’ Expenses	47-49
Trustees’ Approval of Investment Advisory Agreements	50-53

LETTER TO SHAREHOLDERS	December 2011

Dear Fellow Shareholders:

I am pleased to present our 22nd Annual Report. The report summarizes the twelve-month period ended October 31, 2011. In addition, it presents important financial information for each of the New Century Portfolios. I also invite you to visit our website at www.newcenturyportfolios.com for additional information.

Although a strong month of October reversed a portion of the losses from the steep declines in August and September, the equity markets continue to exhibit abnormal levels of volatility. Since reaching an intra-year peak in late April, the equity markets have been driven by negative sentiment and forward-looking uncertainty. We believe the market’s current sentiment is well-founded. Domestically, GDP growth remains anemic, unemployment remains stubbornly high and housing prices have been unable to sustain a much-needed recovery. Consumer confidence, even after a recent increase, remains low. Globally, the European debt crisis and its potential impact on the global economy have renewed concerns of another recession. Politically, the gridlock in Congress, exacerbated by election-year rhetoric, has precluded a clear source of confidence from Washington. However, we also see positive signs amid the gloomy headlines. Corporate balance sheets maintain higher than usual levels of cash, Q3 earnings announcements were mostly positive, and underlying valuation metrics appear compelling. We believe, and history has proven, that periods of uncertainty and volatility provide opportunity for the prudent investor.

During the twelve-month period ended October 31, 2011, New Century Capital Portfolio reduced its allocation to the International, Mid and Small-Cap sectors in favor of Large-Cap equities. The Portfolio also increased its holdings in the Health Care sector. The Portfolio maintained its cash position. These changes were made to reduce the overall volatility of the Portfolio and to take a more-defensive posture. Nonetheless, during the period, New Century Capital Portfolio’s total return was 4.54% as compared to the S&P 500® Composite Index total return of 8.09%. The underperformance relative to the S&P 500® Composite Index was attributable to the Portfolio’s exposure during the period to the International, Mid and Small-Cap sectors.

New Century Balanced Portfolio reduced its exposure to U.S. Government Bonds while increasing allocation to High Quality and Foreign Bonds within the fixed income category. Within the equity category, the Portfolio reduced its allocation to Small and Mid-Cap equities and the Biotech sector. The Portfolio increased its holdings in Large-Cap equities and the Consumer Staples and Health Care sectors. Similarly, these changes were made to reduce the overall volatility of the Portfolio and to take a more-defensive posture. Nonetheless, during the period, New Century Balanced Portfolio’s total return was 4.29%, as compared to the S&P 500® Composite Index return of 8.09% and the Barclays Capital Intermediate Government/Credit Index total return of 3.22%. The underperformance relative to the S&P 500® Composite Index was attributable to the Portfolio’s allocation to the fixed income sector and to its exposure to the International, Mid and Small-Cap sectors.

New Century Opportunistic Portfolio reduced its allocation to International, Small and Mid-Cap equities in favor of an increased allocation to the Large-Cap equity sector. The Portfolio also decreased its holdings in the Biotech sector and increased its cash position. Once again, these changes were made to reduce the overall volatility of the Portfolio and to take a more-defensive posture. Nonetheless, during the period, New Century Opportunistic Portfolio’s total return was 4.21% as compared to the Russell 3000 Growth Index‘s total return of 9.92%. The underperformance relative to the Russell 3000 Growth Index was attributable to the Portfolio’s allocation to the International, Small and Mid-Cap sectors.

New Century International Portfolio increased its position in the Asia Pacific economies while reducing its overall allocation to Emerging Markets and the Americas. Within the European sector, the Portfolio sold out of its holdings in Spain in favor of more diversified funds. The earlier catastrophe in Japan, unrest in the Middle East and concerns about Europe have all contributed to the weakness in diversified international markets relative to the U.S. marketplace over the last twelve months. During the period, New Century International Portfolio declined 7.22%. The international equity markets, as measured by the MSCI EAFE Index, declined 4.08% and the MSCI Emerging Markets Index declined 7.72%. The underperformance relative to the MSCI EAFE Index was attributable primarily to the Portfolio’s allocation to the emerging markets sector. Although concerns about the Euro Debt crisis have continued throughout the year, we have begun to see some positive developments.

New Century Alternative Strategies Portfolio added a tenth investment category: Managed Futures Funds, which utilize long/short trading strategies in commodities and currencies with an objective of generating absolute returns with a low correlation to stocks and bonds. The Deep Value/Distressed category exposure was reduced in response to high market volatility. The Portfolio maintained diversified positions in a broad global allocation portfolio. On April 29, 2011, Morningstar reclassified the Portfolio to the newly created Multialternative category. New Century Alternative Strategies Portfolio’s total return was 0.62% for the period as compared to the Barclays Capital Intermediate Government/Credit Index’s total return of 3.22% and the S&P 500® Composite Index’s total return of 8.09%.

While future performance is always unpredictable, we are confident that New Century’s investment philosophy - diversification, risk assessment and long-term focus - will maximize risk-adjusted returns.

New Century is committed to its shareholders and appreciates your selecting New Century as part of your long-term investment strategy.

Sincerely,

Nicole M. Tremblay President, CEO	Wayne M. Grzecki Portfolio Manager	Ronald A. Sugameli Portfolio Manager

Susan K. Arnold Portfolio Manager	Andre M. Fernandes Portfolio Manager

Investors should take into consideration the investment objectives, risks, charges and expenses of the New Century Portfolios carefully before investing. The prospectus contains these details and other information and should be read carefully before investing. Principal value of an investment will fluctuate and shares when redeemed may be worth more or less than your original investment. Past performance is not indicative of future results. Portfolio and opinions expressed herein are subject to change.

NEW CENTURY PORTFOLIOS PERFORMANCE CHARTS (Unaudited)

	Average Annual Total Returns For Years Ended October 31, 2011
	1 Year	5 Years	10 Years
New Century Capital Portfolio (a)	4.54%	-0.20%	3.61%
S&P 500® Composite Index	8.09%	0.25%	3.69%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NEW CENTURY PORTFOLIOS PERFORMANCE CHARTS (Unaudited) (Continued)

	Average Annual Total Returns For Years Ended October 31, 2011
	1 Year	5 Years	10 Years
New Century Balanced Portfolio (a)	4.29%	1.35%	3.91%
S&P 500® Composite Index	8.09%	0.25%	3.69%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	3.22%	5.87%	4.98%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NEW CENTURY PORTFOLIOS PERFORMANCE CHARTS (Unaudited) (Continued)

	Average Annual Total Returns For Years Ended October 31, 2011
	1 Year	5 Years	10 Years
New Century Opportunistic Portfolio (a)	4.21%	1.65%	3.36%
Russell 3000 Growth Index	9.92%	3.01%	3.74%
S&P 500® Composite Index	8.09%	0.25%	3.69%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NEW CENTURY PORTFOLIOS PERFORMANCE CHARTS (Unaudited) (Continued)

	Average Annual Total Returns For Years Ended October 31, 2011
	1 Year	5 Years	10 Years
New Century International Portfolio (a)	-7.22%	-0.20%	7.65%
MSCI EAFE Index	-4.08%	-2.41%	5.73%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NEW CENTURY PORTFOLIOS PERFORMANCE CHARTS (Unaudited) (Continued)

	Average Annual Total Returns For Periods Ended October 31, 2011
	1 Year	5 Years	Since Inception*
New Century Alternative Strategies Portfolio (a)	0.62%	1.12%	4.54%
S&P 500® Composite Index	8.09%	0.25%	3.54%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	3.22%	5.87%	5.26%

*	Initial public offering of shares was May 1, 2002.

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NEW CENTURY CAPITAL PORTFOLIO PORTFOLIO INFORMATION October 31, 2011 (Unaudited)

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
iShares Dow Jones U.S. Energy Sector Index	7.0%
Wells Fargo Advantage Growth - Administrator Class	6.8%
iShares S&P 500 Growth Index	6.2%
iShares S&P 500 Index	6.0%
MFS Growth - Class I	5.8%
Vanguard Dividend Growth - Investor Shares	5.8%
Vanguard 500 Index - Investor Shares	4.4%
Fidelity Select Utilities Growth	4.3%
iShares S&P SmallCap 600 Growth Index	3.9%
iShares Russell 1000 Index	3.1%

NEW CENTURY CAPITAL PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2011

INVESTMENT COMPANIES — 96.6%	Shares	Value
Large-Cap Funds — 55.5%
Amana Trust Income	26,911	$851,180
American Funds AMCAP - Class A	138,376	2,619,462
BlackRock Equity Dividend - Institutional Shares	111,607	1,997,768
Columbia Dividend Opportunity - Class A	271,497	2,150,256
Gabelli Asset (The) - Class I Shares	44,174	2,137,580
iShares Russell 1000 Index (a)	40,000	2,778,000
iShares Russell 1000 Value Index (a)	14,800	933,436
iShares S&P 500 Growth Index (a)	80,900	5,472,885
iShares S&P 500 Index (a)	42,350	5,327,630
iShares S&P 500 Value Index (a)	44,300	2,542,820
MFS Growth - Class I (b)	116,126	5,136,270
Morgan Stanley Institutional Opportunity Portfolio - Class P (b)	138,408	2,197,925
Vanguard 500 Index - Investor Shares	33,481	3,868,782
Vanguard Dividend Growth - Investor Shares	338,645	5,116,932
Wells Fargo Advantage Growth - Administrator Class (b)	160,888	6,018,817
		49,149,743
Sector Funds — 18.5%
Fidelity Select Health Care	16,379	2,134,711
Fidelity Select Utilities Growth	72,642	3,836,944
iShares Dow Jones U.S. Energy Sector Index (a)	156,200	6,204,264
iShares S&P North American Natural Resources Index (a)	31,800	1,255,146
PowerShares Dynamic Pharmaceuticals (a)	59,300	1,577,380
SPDR Gold Trust (a) (b) (c)	8,000	1,338,720
		16,347,165
International Funds — 10.4%
Aberdeen Emerging Markets Institutional - Institutional Class	119,403	1,635,821
First Eagle Global - Class A	12,547	588,594
Harding, Loevner International Equity - Institutional Class	126,547	1,779,251
iShares MSCI EAFE Index (a)	40,200	2,105,274
iShares MSCI Emerging Markets Index (a)	40,900	1,668,720
Oppenheimer International Growth - Class Y	52,780	1,429,803
		9,207,463
Small-Cap Funds — 6.8%
iShares S&P SmallCap 600 Growth Index (a)	47,200	3,486,192
iShares S&P SmallCap 600 Value Index (a)	37,500	2,560,125
		6,046,317
Mid-Cap Funds — 5.4%
iShares S&P MidCap 400 Growth Index (a)	12,600	1,283,058
iShares S&P MidCap 400 Value Index (a)	31,600	2,382,324
SPDR S&P MidCap 400 ETF Trust (a)	7,200	1,162,080
		4,827,462

Total Investment Companies (Cost $68,861,372)		$85,578,150

See accompanying notes to financial statements.

NEW CENTURY CAPITAL PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 3.5%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.054% (d) (Cost $3,115,678)	3,115,678	$3,115,678

Total Investments at Value — 100.1% (Cost $71,977,050)		$88,693,828

Liabilities in Excess of Other Assets — (0.1%)		(91,858)

Net Assets — 100.0%		$88,601,970

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2011.

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO PORTFOLIO INFORMATION October 31, 2011 (Unaudited)

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Loomis Sayles Bond - Institutional Class	9.4%
Templeton Global Bond - Class A	9.4%
First Eagle Global - Class A	6.5%
iShares S&P 500 Index	5.5%
iShares Dow Jones U.S. Energy Sector Index	5.5%
American Funds AMCAP - Class A	5.1%
Harding, Loevner International Equity - Institutional Class	4.9%
Dodge & Cox Income	4.9%
SPDR S&P MidCap 400 ETF Trust	4.5%
Loomis Sayles Institutional High Income	4.4%

NEW CENTURY BALANCED PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2011

INVESTMENT COMPANIES — 98.6%	Shares	Value
Sector Funds — 21.5%
Consumer Staples Select Sector SPDR (a)	76,300	$2,368,352
Fidelity Select Health Care	5,783	753,726
Fidelity Select Utilities Growth	47,514	2,509,677
iShares Dow Jones U.S. Energy Sector Index (a)	89,100	3,539,052
iShares S&P North American Natural Resources Index (a)	31,800	1,255,146
PowerShares Dynamic Food & Beverage (a)	78,000	1,485,900
PowerShares Dynamic Pharmaceuticals (a)	40,100	1,066,660
SPDR Gold Trust (a) (b) (c)	5,300	886,902
		13,865,415
Large-Cap Funds — 17.8%
American Funds AMCAP - Class A	173,046	3,275,755
iShares Russell 1000 Growth Index (a)	19,600	1,142,876
iShares Russell 1000 Value Index (a)	20,300	1,280,321
iShares S&P 500 Index (a)	28,300	3,560,140
Vanguard Dividend Appreciation ETF (a)	14,500	774,880
Wells Fargo Advantage Growth - Investor Class (b)	41,551	1,482,553
		11,516,525
Government/Corporate Bond Funds — 12.8%
Loomis Sayles Bond - Institutional Class	420,736	6,071,222
PIMCO Unconstrained Bond - Institutional Class	91,035	997,742
Vanguard Intermediate-Term Investment-Grade - Admiral Shares	120,638	1,224,477
		8,293,441
Worldwide Bond Funds — 11.9%
Loomis Sayles Global Bond - Institutional Class	93,850	1,600,143
Templeton Global Bond - Class A	456,272	6,050,170
		7,650,313
International Funds — 11.4%
First Eagle Global - Class A	89,251	4,186,785
Harding, Loevner International Equity - Institutional Class	227,096	3,192,969
		7,379,754
High Quality Bond Funds — 6.9%
Calvert Social Investment - Class I	77,931	1,230,537
Dodge & Cox Income	237,924	3,192,934
		4,423,471
Mid-Cap Funds — 5.5%
iShares S&P MidCap 400 Value Index (a)	9,000	678,510
SPDR S&P MidCap 400 ETF Trust (a)	17,980	2,901,972
		3,580,482
Small-Cap Funds — 4.4%
iShares S&P SmallCap 600 Growth Index (a)	22,500	1,661,850
iShares S&P SmallCap 600 Value Index (a)	17,200	1,174,244
		2,836,094

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 98.6% (Continued)	Shares	Value
High Yield Bond Funds — 4.4%
Loomis Sayles Institutional High Income	374,561	$2,812,955

Convertible Bond Funds — 2.0%
Calamos Convertible - Class I	72,617	1,314,368

Total Investment Companies (Cost $53,999,781)		$63,672,818

MONEY MARKET FUNDS — 1.5%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.054% (d) (Cost $971,695)	971,695	$971,695

Total Investments at Value — 100.1% (Cost $54,971,476)		$64,644,513

Liabilities in Excess of Other Assets — (0.1%)		(62,266)

Net Assets — 100.0%		$64,582,247

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2011.

See accompanying notes to financial statements.

NEW CENTURY OPPORTUNISTIC PORTFOLIO PORTFOLIO INFORMATION October 31, 2011 (Unaudited)

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
iShares S&P 500 Growth Index	14.9%
Wells Fargo Advantage Growth - Administrator Class	12.1%
iShares MSCI Emerging Markets Index	9.0%
Technology Select Sector SPDR	8.4%
iShares S&P North American Natural Resources Index	7.4%
iShares S&P 500 Value Index	7.2%
SPDR S&P MidCap 400 ETF Trust	6.2%
Meridian Growth	4.3%
iShares Dow Jones U.S. Energy Sector Index	4.0%
Oppenheimer Developing Markets - Class Y Shares	3.9%

NEW CENTURY OPPORTUNISTIC PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2011

INVESTMENT COMPANIES — 97.5%	Shares	Value
Large-Cap Funds — 41.5%
Brown Advisory Growth Equity - Institutional Shares (b)	36,102	$471,852
iShares S&P 500 Growth Index (a)	29,200	1,975,380
iShares S&P 500 Value Index (a)	16,500	947,100
Vanguard Growth ETF (a)	8,000	499,440
Wells Fargo Advantage Growth - Administrator Class (b)	42,770	1,600,017
		5,493,789
Sector Funds — 26.5%
Fidelity Select Health Care	2,494	324,985
iShares Dow Jones U.S. Energy Sector Index (a)	13,200	524,304
iShares S&P North American Natural Resources Index (a)	24,900	982,803
PowerShares Dynamic Pharmaceuticals (a)	14,700	391,020
SPDR Gold Trust (a) (b) (c)	1,000	167,340
Technology Select Sector SPDR (a)	42,800	1,113,228
		3,503,680
International Funds — 14.1%
Harding, Loevner International Equity - Institutional Class	10,925	153,605
iShares MSCI Emerging Markets Index (a)	29,300	1,195,440
Oppenheimer Developing Markets - Class Y Shares	16,300	520,946
		1,869,991
Mid-Cap Funds — 10.5%
Meridian Growth	12,517	561,260
SPDR S&P MidCap 400 ETF Trust (a)	5,102	823,463
		1,384,723
Small-Cap Funds — 4.9%
Gabelli Small Cap Growth (The) - Class I (b)	13,107	431,213
iShares S&P SmallCap 600 Growth Index (a)	2,900	214,194
		645,407

Total Investment Companies (Cost $10,666,289)		$12,897,590

MONEY MARKET FUNDS — 2.6%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.054% (d) (Cost $346,089)	346,089	$346,089

Total Investments at Value — 100.1% (Cost $11,012,378)		$13,243,679

Liabilities in Excess of Other Assets — (0.1%)		(14,721)

Net Assets — 100.0%		$13,228,958

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2011.

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO PORTFOLIO INFORMATION October 31, 2011 (Unaudited)

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
iShares MSCI Germany Index	6.5%
Fidelity Canada	6.0%
iShares MSCI Canada Index	5.8%
iShares S&P Latin America 40 Index	5.4%
iShares S&P Global Energy Sector Index	5.2%
Matthews Pacific Tiger - Class I	5.0%
Harding, Loevner International Equity - Institutional Class	4.8%
Vanguard European Stock ETF	4.3%
iShares MSCI United Kingdom Index	4.3%
ProShares Ultra MSCI Japan	4.2%

NEW CENTURY INTERNATIONAL PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2011

INVESTMENT COMPANIES — 99.3%	Shares	Value
Europe Funds — 26.9%
Columbia European Equity - Class A	187,970	$1,028,195
Franklin Mutual European - Class A	116,211	2,212,654
iShares MSCI Germany Index (a)	186,700	3,959,907
iShares MSCI Sweden Index (a)	58,000	1,540,480
iShares MSCI Switzerland Index (a)	105,600	2,481,600
iShares MSCI United Kingdom Index (a)	156,546	2,611,187
Vanguard European Stock ETF (a)	57,700	2,634,582
		16,468,605
Diversified Funds — 24.6%
Columbia Acorn International Select - Class A	58,416	1,518,226
Harding, Loevner International Equity - Institutional Class	209,791	2,949,658
iShares MSCI EAFE Growth Index (a)	20,200	1,112,010
iShares MSCI EAFE Index (a)	17,500	916,475
iShares MSCI EAFE Value Index (a)	21,600	979,128
iShares S&P Global Energy Sector Index (a)	82,100	3,185,480
iShares S&P Global Infrastructure Index (a)	26,200	900,756
iShares S&P Global Materials Index (a)	19,100	1,182,672
Oppenheimer International Growth - Class Y	26,257	711,290
Templeton Institutional Funds - Foreign Smaller Companies Series	99,061	1,638,475
		15,094,170
Asia/Pacific Funds — 22.8%
Fidelity Japan	157,443	1,506,727
iShares FTSE/Xinhua China 25 Index (a)	61,500	2,218,305
iShares MSCI Australia Index (a)	105,800	2,511,692
iShares MSCI Pacific ex-Japan Index (a)	49,700	2,121,196
Matthews Pacific Tiger - Class I	140,613	3,066,777
ProShares Ultra MSCI Japan (a) (b)	46,300	2,548,352
		13,973,049
Americas Funds — 19.6%
Fidelity Canada	70,119	3,687,547
iShares MSCI Canada Index (a)	126,000	3,558,240
iShares MSCI Mexico Investable Market Index (a)	26,800	1,481,504
iShares S&P Latin America 40 Index (a)	72,300	3,288,927
		12,016,218
Emerging Market Funds — 5.4%
iShares MSCI Emerging Markets Index (a)	34,000	1,387,200
Vanguard Emerging Markets Stock Index (a)	45,800	1,900,242
		3,287,442

Total Investment Companies (Cost $45,912,846)		$60,839,484

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.8%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.054% (c) (Cost $503,967)	503,967	$503,967

Total Investments at Value — 100.1% (Cost $46,416,813)		$61,343,451

Liabilities in Excess of Other Assets — (0.1%)		(81,309)

Net Assets — 100.0%		$61,262,142

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2011.

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO PORTFOLIO INFORMATION October 31, 2011 (Unaudited)

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Calamos Market Neutral Income - Class A	5.6%
First Eagle Global - Class A	5.6%
Merger	5.4%
Wasatch-1st Source Long/Short	5.3%
Marketfield	5.2%
FPA Crescent	5.1%
Arbitrage - Class I	4.8%
BlackRock Global Allocation - Class A	4.7%
TFS Market Neutral	4.0%
Ivy Asset Strategy - Class A	3.9%

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO SCHEDULE OF INVESTMENTS October 31, 2011

INVESTMENT COMPANIES — 98.4%	Shares	Value
Global Macro Funds — 17.7%
BlackRock Global Allocation - Class A	285,262	$5,437,090
First Eagle Global - Class A	136,374	6,397,327
Ivy Asset Strategy - Class A	183,679	4,430,330
Mutual Global Discovery - Class Z	106,418	2,956,294
WisdomTree Japan Hedged Equity (a)	34,000	1,100,580
		20,321,621
Long/Short Equity Funds — 16.1%
Marketfield	441,647	6,010,816
TFS Market Neutral	316,166	4,555,946
Wasatch-1st Source Long/Short	469,247	6,095,521
Weitz Partners III Opportunity - Institutional Class (b)	152,896	1,816,410
		18,478,693
Arbitrage Funds — 15.8%
Arbitrage - Class I	413,421	5,510,909
Calamos Market Neutral Income - Class A	530,521	6,424,614
Merger	390,387	6,195,449
		18,130,972
Asset Allocation Funds — 13.1%
Berwyn Income	268,491	3,568,239
Calamos Strategic Total Return (d)	220,000	1,911,800
FPA Crescent	217,465	5,895,476
Greenspring	53,199	1,270,389
Leuthold Core Investment	106,753	1,734,730
Oakmark Equity and Income - Class I	24,946	689,264
		15,069,898
Natural Resources Funds — 9.3%
Highbridge Dynamic Commodities Strategy - Select Class	66,466	1,264,839
Market Vectors Gold Miners ETF (a)	12,000	705,960
PIMCO Commodity Real Return Strategy - Class A	291,349	2,292,914
PowerShares Water Resources Portfolio (a)	69,000	1,180,590
RS Global Natural Resources - Class A (b)	25,698	950,296
SPDR Gold Trust (a) (b) (c)	10,500	1,757,070
SteelPath MLP Select 40 - Institutional Class (b)	112,549	1,221,157
Vanguard Precious Metals and Mining - Investor Shares	51,169	1,235,722
		10,608,548
High Yield/Fixed Income Funds — 8.1%
Forward Long/Short Credit Analysis - Institutional Class	343,030	2,747,671
Loomis Sayles Institutional High Income	201,773	1,515,313
ProShares Short 20+ Year Treasury (a) (b)	20,000	664,600
Templeton Global Bond - Class A	327,639	4,344,495
		9,272,079
Real Estate Funds — 6.5%
CBRE Clarion Global Real Estate Income	86,000	621,780
ING Global Real Estate - Class I	221,567	3,489,674

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 98.4% (Continued)	Shares	Value
Real Estate Funds — 6.5% (Continued)
Invesco Real Estate - Class A	149,131	$3,382,282
		7,493,736
Option Hedged Funds — 5.4%
Eaton Vance Enhanced Equity Income II (d)	50,000	513,500
Eaton Vance Tax-Managed Buy-Write Income (d)	90,000	1,108,800
Eaton Vance Tax-Managed Buy-Write Opportunities (d)	80,000	920,800
Gateway - Class A	141,829	3,684,715
		6,227,815
Managed Futures Funds — 3.6%
ASG Managed Futures Strategy - Class Y	107,431	1,119,427
MutualHedge Frontier Legends - Class I Shares (b)	290,838	3,024,711
		4,144,138
Deep Value/Distressed Securities Funds — 2.8%
Fairholme	44,727	1,218,815
Royce Value Trust, Inc. (d)	154,454	1,958,477
		3,177,292

Total Investment Companies (Cost $102,602,348)		$112,924,792

STRUCTURED NOTES — 0.9%	Par Value	Value
Credit Suisse, Buffered Accelerated Return Equity Security Linked Note due 04/05/2012 (b) (Cost $1,000,000)	$1,000,000	$1,060,800

MONEY MARKET FUNDS — 0.8%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.054% (e) (Cost $918,545)	918,545	$918,545

Total Investments at Value — 100.1% (Cost $104,520,893)		$114,904,137

Liabilities in Excess of Other Assets — (0.1%)		(63,131)

Net Assets — 100.0%		$114,841,006

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Closed-end fund.

(e)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2011.

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF ASSETS AND LIABILITIES October 31, 2011

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
ASSETS
Investments in securities:
At acquisition cost	$71,977,050	$54,971,476	$11,012,378	$46,416,813	$104,520,893
At value (Note 1A)	$88,693,828	$64,644,513	$13,243,679	$61,343,451	$114,904,137
Dividends receivable	169	5,678	17	35	262
Receivable for capital shares sold	1,173	2,175	—	2,146	53,888
Other assets	4,828	3,396	728	3,553	6,294
TOTAL ASSETS	88,699,998	64,655,762	13,244,424	61,349,185	114,964,581

LIABILITIES
Payable for investment securities purchased	—	1,247	—	—	—
Payable for capital shares redeemed	—	—	—	16,300	34,282
Payable to Adviser (Note 2)	74,461	54,764	7,571	51,737	74,375
Payable to Distributor (Note 3)	16,200	10,700	2,706	12,300	6,000
Other accrued expenses	7,367	6,804	5,189	6,706	8,918
TOTAL LIABILITIES	98,028	73,515	15,466	87,043	123,575

NET ASSETS	$88,601,970	$64,582,247	$13,228,958	$61,262,142	$114,841,006

Net assets consist of:
Paid-in capital	$71,394,670	$57,525,779	$12,638,819	$50,794,392	$116,454,161
Undistributed net investment income	—	227,405	—	434,566	222,877
Undistributed (accumulated) net realized gains (losses) on investments	490,522	(2,843,974)	(1,641,162)	(4,893,454)	(12,219,276)
Net unrealized appreciation on investments	16,716,778	9,673,037	2,231,301	14,926,638	10,383,244
Net assets	$88,601,970	$64,582,247	$13,228,958	$61,262,142	$114,841,006

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,501,001	4,752,712	1,337,733	4,566,786	9,734,636

Net asset value, offering price and redemption price per share (a)	$16.11	$13.59	$9.89	$13.41	$11.80

(a)	Redemption price may differ from the net asset value per share depending upon the length of time held (Note 1B).

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF OPERATIONS For the Year Ended October 31, 2011

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
INVESTMENT INCOME
Dividends	$1,102,314	$1,864,705	$148,823	$1,446,206	$3,258,678

EXPENSES
Investment advisory fees (Note 2)	947,447	661,438	135,861	691,767	953,484
Distribution costs (Note 3)	208,302	131,789	33,965	162,383	199,317
Accounting fees	39,453	36,656	31,357	36,913	42,652
Administration fees (Note 2)	33,831	25,432	10,150	26,610	43,146
Legal and audit fees	25,442	19,314	8,841	19,999	31,831
Transfer agent fees	21,000	21,000	21,000	21,000	21,000
Trustees’ fees (Note 2)	25,290	17,743	3,697	18,337	33,502
Custody and bank service fees	16,750	13,001	4,314	13,605	25,577
Insurance expense	8,064	5,783	1,100	6,999	12,030
Postage & supplies	7,204	4,207	2,581	4,712	6,895
Other expenses	10,005	8,767	6,531	8,976	11,363
Total expenses	1,342,788	945,130	259,397	1,011,301	1,380,797
Less fees waived by the Adviser (Note 2)	—	—	(55,606)	—	—
Net expenses	1,342,788	945,130	203,791	1,011,301	1,380,797

NET INVESTMENT INCOME (LOSS)	(240,474)	919,575	(54,968)	434,905	1,877,881

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	7,967,498	991,946	563,851	2,781,204	1,155,274
Capital gain distributions from regulated investment companies	144,757	79,337	—	—	559,407
Net change in unrealized appreciation (depreciation) on investments	(3,383,909)	788,079	(110,711)	(8,139,613)	(2,090,130)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	4,728,346	1,859,362	453,140	(5,358,409)	(375,449)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$4,487,872	$2,778,937	$398,172	$(4,923,504)	$1,502,432

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF CHANGES IN NET ASSETS

	New Century Capital Portfolio		New Century Balanced Portfolio
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS
Net investment income (loss)	$(240,474)	$(174,563)	$919,575	$751,710
Net realized gains (losses) from security transactions	7,967,498	3,033,894	991,946	(164,389)
Capital gain distributions from regulated investment companies	144,757	—	79,337	74,671
Net change in unrealized appreciation (depreciation) on investments	(3,383,909)	10,720,948	788,079	6,637,608
Net increase in net assets from operations	4,487,872	13,580,279	2,778,937	7,299,600

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	—	(197,554)	(941,153)	(803,247)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,892,082	5,779,440	3,406,806	2,950,046
Proceeds from redemption fees collected (Note 1B)	—	200	326	—
Net asset value of shares issued in reinvestment of distributions to shareholders	—	187,117	901,552	760,047
Payments for shares redeemed	(13,044,041)	(11,083,722)	(6,443,866)	(6,904,364)
Net decrease in net assets from capital share transactions	(9,151,959)	(5,116,965)	(2,135,182)	(3,194,271)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,664,087)	8,265,760	(297,398)	3,302,082

NET ASSETS
Beginning of year	93,266,057	85,000,297	64,879,645	61,577,563
End of year	$88,601,970	$93,266,057	$64,582,247	$64,879,645

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—	$227,405	$248,983

CAPITAL SHARE ACTIVITY
Shares sold	237,739	395,919	246,569	233,988
Shares reinvested	—	13,094	66,437	61,493
Shares redeemed	(788,882)	(769,439)	(466,920)	(550,071)
Net decrease in shares outstanding	(551,143)	(360,426)	(153,914)	(254,590)
Shares outstanding, beginning of year	6,052,144	6,412,570	4,906,626	5,161,216
Shares outstanding, end of year	5,501,001	6,052,144	4,752,712	4,906,626

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF CHANGES IN NET ASSETS

	New Century Opportunistic Portfolio		New Century International Portfolio
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS
Net investment income (loss)	$(54,968)	$(27,497)	$434,905	$499,160
Net realized gains from security transactions	563,851	152,638	2,781,204	1,760,915
Capital gain distributions from regulated investment companies	—	—	—	19,724
Net change in unrealized appreciation (depreciation) on investments	(110,711)	1,904,138	(8,139,613)	8,838,385
Net increase (decrease) in net assets from operations	398,172	2,029,279	(4,923,504)	11,118,184

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	—	(12,365)	(374,706)	(552,322)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,342,894	583,154	4,989,543	10,170,127
Proceeds from redemption fees collected (Note 1B)	39	30	1,213	1,845
Net asset value of shares issued in reinvestment of distributions to shareholders	—	12,244	370,045	382,969
Payments for shares redeemed	(1,225,190)	(2,215,304)	(7,747,872)	(41,622,845)
Net increase (decrease) in net assets from capital share transactions	1,117,743	(1,619,876)	(2,387,071)	(31,067,904)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,515,915	397,038	(7,685,281)	(20,502,042)

NET ASSETS
Beginning of year	11,713,043	11,316,005	68,947,423	89,449,465
End of year	$13,228,958	$11,713,043	$61,262,142	$68,947,423

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—	$434,566	$374,367

CAPITAL SHARE ACTIVITY
Shares sold	228,401	66,432	335,837	758,982
Shares reinvested	—	1,417	24,653	28,601
Shares redeemed	(124,792)	(253,593)	(539,081)	(3,087,044)
Net increase (decrease) in shares outstanding	103,609	(185,744)	(178,591)	(2,299,461)
Shares outstanding, beginning of year	1,234,124	1,419,868	4,745,377	7,044,838
Shares outstanding, end of year	1,337,733	1,234,124	4,566,786	4,745,377

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS STATEMENTS OF CHANGES IN NET ASSETS

	New Century Alternative Strategies Portfolio
	Year Ended October 31, 2011	Year Ended October 31, 2010
FROM OPERATIONS
Net investment income	$1,877,881	$1,009,441
Net realized gains (losses) from security transactions	1,155,274	(1,902,489)
Capital gain distributions from regulated investment companies	559,407	240,236
Net change in unrealized appreciation (depreciation) on investments	(2,090,130)	11,305,025
Net increase in net assets from operations	1,502,432	10,652,213

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(1,655,004)	(1,815,992)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,085,063	24,105,776
Proceeds from redemption fees collected (Note 1B)	618	905
Net asset value of shares issued in reinvestment of distributions to shareholders	1,628,407	1,776,809
Payments for shares redeemed	(34,007,680)	(38,600,474)
Net decrease in net assets from capital share transactions	(20,293,592)	(12,716,984)

TOTAL DECREASE IN NET ASSETS	(20,446,164)	(3,880,763)

NET ASSETS
Beginning of year	135,287,170	139,167,933
End of year	$114,841,006	$135,287,170

UNDISTRIBUTED NET INVESTMENT INCOME	$222,877	$—

CAPITAL SHARE ACTIVITY
Shares sold	995,488	2,110,966
Shares reinvested	134,357	156,547
Shares redeemed	(2,792,202)	(3,402,098)
Net decrease in shares outstanding	(1,662,357)	(1,134,585)
Shares outstanding, beginning of year	11,396,993	12,531,578
Shares outstanding, end of year	9,734,636	11,396,993

See accompanying notes to financial statements.

NEW CENTURY CAPITAL PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2011		2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$15.41		$13.26	$11.76	$20.68	$17.23

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.03)	0.03	0.02	(0.06)
Net realized and unrealized gains (losses) on investments	0.74		2.21	1.50	(7.94)	3.51
Total from investment operations	0.70		2.18	1.53	(7.92)	3.45

Less distributions:
Distributions from net investment income	—		(0.03)	(0.03)	(0.14)	—
Distributions from net realized gains	—		—	—	(0.86)	—
Total distributions	—		(0.03)	(0.03)	(1.00)	—

Proceeds from redemption fees collected	—		0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)

Net asset value, end of year	$16.11		$15.41	$13.26	$11.76	$20.68

TOTAL RETURN (b)	4.54%		16.47%	13.05%	(40.06% )	20.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$88,602		$93,266	$85,000	$84,119	$144,228

Ratio of expenses to average net assets (c)	1.42%		1.40%	1.41%	1.29%	1.25%

Ratio of net investment income (loss) to average net assets (c) (d)	(0.25%	)	(0.20% )	0.27%	0.08%	(0.32%	)

Portfolio turnover	60%		10%	4%	27%	21%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.22	$11.93	$10.54	$16.13	$14.57

Income (loss) from investment operations:
Net investment income	0.20	0.15	0.22	0.25	0.19
Net realized and unrealized gains (losses) on investments	0.37	1.30	1.39	(4.69)	1.56
Total from investment operations	0.57	1.45	1.61	(4.44)	1.75

Less distributions:
Distributions from net investment income	(0.20)	(0.16)	(0.22)	(0.30)	(0.19)
Distributions from net realized gains	—	—	—	(0.85)	—
Total distributions	(0.20)	(0.16)	(0.22)	(1.15)	(0.19)

Proceeds from redemption fees collected	0.00 (a)	—	—	0.00 (a)	0.00 (a)

Net asset value, end of year	$13.59	$13.22	$11.93	$10.54	$16.13

TOTAL RETURN (b)	4.29%	12.23%	15.57%	(29.46% )	12.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$64,582	$64,880	$61,578	$62,423	$95,052

Ratio of expenses to average net assets (c)	1.43%	1.44%	1.45%	1.38%	1.35%

Ratio of net investment income to average net assets (c) (d)	1.39%	1.20%	2.07%	1.71%	1.21%

Portfolio turnover	17%	7%	13%	22%	28%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY OPPORTUNISTIC PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2011		2010		2009		2008	2007
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$9.49		$7.97		$7.08		$11.78	$9.45

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.02)		0.01		(0.05)	(0.05)
Net realized and unrealized gains (losses) on investments	0.44		1.55		0.88		(4.26)	2.38
Total from investment operations	0.40		1.53		0.89		(4.31)	2.33

Less distributions:
Distributions from net investment income	—		(0.01)		—		(0.05)	—
Distributions from net realized gains	—		—		—		(0.34)	—
Total distributions	—		(0.01)		—		(0.39)	—

Proceeds from redemption fees collected	0.00	(a)	0.00	(a)	0.00	(a)	0.00 (a)	—

Net asset value, end of year	$9.89		$9.49		$7.97		$7.08	$11.78

TOTAL RETURN (b)	4.21%		19.19%		12.57%		(37.74% )	24.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$13,229		$11,713		$11,316		$10,587	$14,935

Ratios of expenses to average net assets:
Before expense reimbursement and waived fees (c)	1.91%		2.03%		2.08%		1.79%	1.88%
After expense reimbursement and waived fees (c)	1.50%		1.50%		1.50%		1.50%	1.50%

Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and waived fees (c) (d)	(0.81%	)	(0.77%	)	(0.47%	)	(0.89% )	(0.88%	)
After expense reimbursement and waived fees (c)(d)	(0.40%	)	(0.24%	)	0.11%		(0.60% )	(0.50%	)

Portfolio turnover	24%		7%		10%		56%	47%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$14.53	$12.70	$10.08	$20.06	$15.06

Income (loss) from investment operations:
Net investment income	0.10	0.09	0.13	0.28	0.03
Net realized and unrealized gains (losses) on investments	(1.14)	1.82	2.61	(9.47)	5.61
Total from investment operations	(1.04)	1.91	2.74	(9.19)	5.64

Less distributions:
Distributions from net investment income	(0.08)	(0.08)	(0.12)	(0.33)	(0.06)
Distributions from net realized gains	—	—	—	(0.46)	(0.58)
Total distributions	(0.08)	(0.08)	(0.12)	(0.79)	(0.64)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)

Net asset value, end of year	$13.41	$14.53	$12.70	$10.08	$20.06

TOTAL RETURN (b)	(7.22% )	15.07%	27.45%	(47.52% )	38.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$61,262	$68,947	$89,449	$76,234	$147,416

Ratios of expenses to average net assets (c)	1.46%	1.45%	1.44%	1.29% (e)	1.35%	(e)

Ratios of net investment income to average net assets (c) (d)	0.63%	0.57%	1.23%	1.66% (e)	0.11%	(e)

Portfolio turnover	13%	4%	11%	34%	10%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(e)
Absent the recoupment of fees previously waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 1.28% and 1.32% and the ratios of net investment income to average net assets would have been 1.68% and 0.14% for the years ended October 31, 2008 and 2007, respectively (Note 2).

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$11.87	$11.11	$10.14	$13.93	$13.03

Income (loss) from investment operations:
Net investment income	0.17	0.08	0.14	0.27	0.18
Net realized and unrealized gains (losses) on investments	(0.09)	0.83	1.15	(3.39)	1.34
Total from investment operations	0.08	0.91	1.29	(3.12)	1.52

Less distributions:
Distributions from net investment income	(0.15)	(0.15)	(0.32)	(0.36)	(0.32)
Distributions from net realized gains	—	—	—	(0.31)	(0.30)
Total distributions	(0.15)	(0.15)	(0.32)	(0.67)	(0.62)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value, end of year	$11.80	$11.87	$11.11	$10.14	$13.93

TOTAL RETURN (b)	0.62%	8.21%	13.16%	(23.44% )	12.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$114,841	$135,287	$139,168	$136,999	$128,117

Ratio of expenses to average net assets (c)	1.09%	1.10%	1.06%	1.00%	1.06%

Ratio of net investment income to average net assets (c) (d)	1.48%	0.74%	1.46%	1.46%	1.07%

Portfolio turnover	31%	22%	27%	17%	8%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the years covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)
The ratios of expenses and net investment income to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS October 31, 2011

(1)	SIGNIFICANT ACCOUNTING POLICIES

New Century Portfolios (“New Century”) is organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and currently offers shares of five series: New Century Capital Portfolio, New Century Balanced Portfolio, New Century Opportunistic Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio (together, the “Portfolios” and each, a “Portfolio”). New Century Capital Portfolio and New Century Balanced Portfolio commenced operations on January 31, 1989. New Century Opportunistic Portfolio and New Century International Portfolio commenced operations on November 1, 2000, and New Century Alternative Strategies Portfolio commenced operations on May 1, 2002.

Weston Financial Group, Inc. (the “Adviser”), a wholly-owned subsidiary of The Washington Trust Company, serves as the investment adviser to each Portfolio. Weston Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Washington Trust Bancorp, Inc., serves as the distributor and principal underwriter to each Portfolio.

The investment objective of New Century Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. This Portfolio seeks to achieve its objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign).

The investment objective of New Century Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk. This Portfolio seeks to achieve its objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign), fixed income securities (domestic and foreign), or in a composite of such securities. This Portfolio maintains at least 25% of its assets in fixed income securities by selecting registered investment companies that invest in such securities.

The investment objective of New Century Opportunistic Portfolio is to provide capital growth, without regard to current income, while managing risk. This Portfolio seeks to achieve its objective by investing primarily in shares of registered investment companies that emphasize investments in equities (domestic and foreign), fixed income securities that seek appreciation such as high-yield, lower rated debt securities (domestic or foreign), or other securities that are selected by those investment companies to achieve growth.

The investment objective of New Century International Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. This Portfolio seeks to achieve its objectives by investing primarily in shares of registered investment companies that emphasize investments in equities and fixed income securities (foreign, worldwide, emerging markets and domestic).

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2011

The investment objective of New Century Alternative Strategies Portfolio is to provide long-term capital appreciation, with a secondary objective to earn income, while managing risk. This Portfolio seeks to achieve its objectives by investing primarily in shares of other registered investment companies that emphasize alternative strategies.

The price of shares of each Portfolio fluctuates daily and there is no assurance that the Portfolios will be successful in achieving their stated investment objectives.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.	Investment Valuation

Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. The Portfolios may also invest in closed-end investment companies, exchange-traded funds, and to a certain extent, directly in securities when the Adviser deems it appropriate. Investments in closed-end investment companies, exchange-traded funds and direct investments in securities are valued at market prices, as described in the paragraph below. The net asset value as reported by open-end investment companies may be based on fair value pricing; to understand the fair value pricing process used by such companies, consult their most current prospectus.

Investments in securities traded on a national securities exchange or included in NASDAQ are generally valued at the last reported sales price, the closing price or the official closing price; and securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Other assets and securities for which no quotations are readily available or for which quotations the Adviser believes do not reflect market value are valued at their fair value as determined in good faith by the Adviser under the procedures established by the Board of Trustees, and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term investments (those with remaining maturities of 60 days or less) may be valued at amortized cost which approximates market value.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2011

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Portfolio’s investments by security type as of October 31, 2011:

New Century Capital Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$85,578,150	$—	$—	$85,578,150
Money Market Funds	3,115,678	—	—	3,115,678
Total	$88,693,828	$—	$—	$88,693,828

New Century Balanced Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$63,672,818	$—	$—	$63,672,818
Money Market Funds	971,695	—	—	971,695
Total	$64,644,513	$—	$—	$64,644,513

New Century Opportunistic Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$12,897,590	$—	$—	$12,897,590
Money Market Funds	346,089	—	—	346,089
Total	$13,243,679	$—	$—	$13,243,679

New Century International Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$60,839,484	$—	$—	$60,839,484
Money Market Funds	503,967	—	—	503,967
Total	$61,343,451	$—	$—	$61,343,451

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2011

New Century Alternative Strategies Portfolio
	Level 1	Level 2	Level 3	Total
Investment Companies	$112,924,792	$—	$—	$112,924,792
Structured Notes	—	1,060,800	—	1,060,800
Money Market Funds	918,545	—	—	918,545
Total	$113,843,337	$1,060,800	$—	$114,904,137

Refer to each Portfolio’s Schedule of Investments for a listing of the securities valued using Level 1 and Level 2 inputs. During the fiscal year ended October 31, 2011, the Portfolios did not have any significant transfers in and out of any Level. In addition, the Portfolios did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the fiscal year ended October 31, 2011. It is the Portfolios’ policy to recognize transfers into and out of any Level at the end of the reporting period.

B.	Share Valuation

The net asset value per share of each Portfolio is calculated daily by dividing the total value of each Portfolio’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Portfolio is equal to the net asset value per share, except that shares of each Portfolio are subject to a redemption fee of 2% if redeemed within 30 days of the date of purchase. No redemption fee is imposed on the exchange of shares among the various Portfolios of the Trust, the redemption of shares representing reinvested dividends or capital gain distributions, or on amounts representing capital appreciation of shares. During the fiscal years ended October 31, 2011 and 2010, proceeds from redemption fees totaled $0 and $200, respectively, for New Century Capital Portfolio, $326 and $0, respectively, for New Century Balanced Portfolio, $39 and $30, respectively, for New Century Opportunistic Portfolio, $1,213 and $1,845, respectively, for New Century International Portfolio and $618 and $905, respectively, for New Century Alternative Strategies Portfolio. Any redemption fees collected are credited to paid-in capital of the applicable Portfolio.

C.	Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses on securities sold are determined on a specific identification method.

D.	Income Recognition

Interest, if any, is accrued on portfolio investments daily. Dividend income and capital gain distributions are recorded on the ex-dividend date or as soon as the information is available if after the ex-date.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2011

E.	Distributions to Shareholders

Dividends arising from net investment income, if any, are declared and paid semi-annually to shareholders of New Century Balanced and New Century Alternative Strategies Portfolios. Dividends from net investment income, if any, are declared and paid annually to shareholders of New Century Capital, New Century Opportunistic and New Century International Portfolios. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the fiscal years ended October 31, 2011 and 2010 was as follows:

Year Ended	Ordinary Income
New Century Capital Portfolio
October 31, 2011	$—
October 31, 2010	$197,554
New Century Balanced Portfolio
October 31, 2011	$941,153
October 31, 2010	$803,247
New Century Opportunistic Portfolio
October 31, 2011	$—
October 31, 2010	$12,365
New Century International Portfolio
October 31, 2011	$374,706
October 31, 2010	$552,322
New Century Alternative Strategies Portfolio
October 31, 2011	$1,655,004
October 31, 2010	$1,815,992

F.	Cost of Operations

The Portfolios bear all costs of their operations other than expenses specifically assumed by the Adviser. Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio.

G.	Use of Estimates

In preparing financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2011

(2)	INVESTMENT ADVISORY FEES, ADMINISTRATIVE AGREEMENT AND TRUSTEES’ FEES

Each Portfolio has a separate Investment Advisory Agreement with the Adviser. Investment advisory fees for each Portfolio are computed daily and paid monthly. The investment advisory fees for each Portfolio, except for New Century Alternative Strategies Portfolio, are computed at an annualized rate of 1% on the first $100 million of average daily net assets and .75% of average daily net assets exceeding that amount. The investment advisory fees for New Century Alternative Strategies Portfolio are computed at an annualized rate of .75% of average daily net assets. The advisory fees are based on the net assets of each of the Portfolios separately, and not on the total net assets of the Portfolios combined.

The Adviser has contractually agreed to limit the total expenses (excluding interest, taxes, brokerage, acquired fund fees and extraordinary expenses) to an annual rate of 1.50% of average net assets for each of the Portfolios. The total expenses do not include a Portfolio’s proportionate share of expenses of the underlying investment companies in which such Portfolio invests. This contractual fee waiver is in place until October 31, 2012. For the fiscal year ended October 31, 2011, the Adviser waived $55,606 of advisory fees for New Century Opportunistic Portfolio. No waiver was necessary for New Century Capital, New Century Balanced, New Century International or New Century Alternative Strategies Portfolios.

Any advisory fees waived and/or any other operating expenses absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Portfolio to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Portfolio’s current total operating expenses for such fiscal year does not exceed the applicable existing limitation on Portfolio expenses, and the reimbursement is made within three years after the year in which the Adviser incurred the expense. During the fiscal year ended October 31, 2011, the Adviser did not recoup any fee waivers or expense reimbursements from New Century Opportunistic Portfolio. The Adviser has recouped all previous fee waivers and expense reimbursements for New Century Balanced, New Century International and New Century Alternative Strategies Portfolios. No fees have been waived or expenses reimbursed for New Century Capital Portfolio.

As of October 31, 2011, the amounts available for reimbursement that have been paid and/or waived by the Adviser on behalf of New Century Opportunistic Portfolio are $179,629. As of October 31, 2011, the Adviser may recapture a portion of such amounts no later than the dates as stated below:

	October 31, 2012	October 31, 2013	October 31, 2014
New Century Opportunistic Portfolio	$61,513	$62,510	$55,606

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2011

Fees paid by the Portfolios pursuant to an Administration Agreement with the Adviser to administer the ordinary course of the Portfolios’ business are paid monthly based on actual expenses incurred in the overseeing of the Portfolios’ affairs. All expenses incurred overseeing the Portfolios’ affairs are reimbursed monthly.

The Portfolios pay each Trustee who is not affiliated with the Adviser a $16,000 annual retainer, paid quarterly, and a per meeting fee of $4,000. The Portfolios will also pay each Trustee who is not affiliated with the Adviser a $4,000 special meeting fee if held independent of a regularly scheduled board meeting. Any Trustee who is affiliated with the Adviser does not receive compensation from the Portfolios at this time.

(3)	DISTRIBUTION PLAN AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have adopted a Distribution Plan (the “Plan”) under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. Under the Plan, each Portfolio may pay up to .25% of its average daily net assets to the Distributor for activities primarily intended to result in the sale of shares. Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not “interested persons” of the Portfolios and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

During the fiscal year ended October 31, 2011, the Distributor received $208,302, $131,789, $33,965, $162,383 and $199,317 from New Century Capital, New Century Balanced, New Century Opportunistic, New Century International and New Century Alternative Strategies Portfolios, respectively, pursuant to the Plan. As described below, these net amounts were offset by the sales commissions and other compensation received by the Distributor.

During the fiscal year ended October 31, 2011, the Distributor also received sales commissions and other compensation of $31,267, $33,531, $0, $10,075 and $116,041 in connection with the purchase of investment company shares by New Century Capital, New Century Balanced, New Century Opportunistic, New Century International and New Century Alternative Strategies Portfolios, respectively. The Distributor has voluntarily agreed to reduce payments made by each Portfolio pursuant to the Plan in amounts equal to the sales commissions and other compensation.

Certain officers and Trustees of New Century are also officers and/or directors of the Adviser and the Distributor.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2011

(4)	INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2011, the cost of purchases and the proceeds from sales of securities other than short-term investments and U.S. government securities were as follows:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Purchase of investment securities	$56,291,559	$11,222,203	$3,992,756	$8,843,105	$39,052,191
Proceeds from sales of investment securities	$65,208,146	$13,630,263	$3,160,338	$10,217,885	$54,367,479

(5)	TAX MATTERS

It is each Portfolio’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Portfolio so qualifies and distributes at least 90% of its taxable net income, the Portfolio (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Portfolio’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

For the fiscal year ended October 31, 2011, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting:

	Increase in Undistributed Net Investment Income	Decrease in Paid-in Capital
New Century Capital Portfolio	$240,474	$(240,474)
New Century Opportunistic Portfolio	54,968	(54,968)

These reclassifications did not change the net assets of the Portfolios.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2011

The tax character of accumulated earnings at October 31, 2011 was as follows:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Undistributed ordinary income	$—	$227,405	$—	$434,566	$222,877
Net unrealized appreciation	16,709,964	9,513,468	2,214,858	14,926,638	9,771,749
Capital loss carryforwards	—	(2,684,405)	(1,624,719)	(4,893,454)	(11,607,781)
Undistributed long-term gains	497,336	—	—	—	—
Total accumulated earnings (deficit)	$17,207,300	$7,056,468	$590,139	$10,467,750	$(1,613,155)

The following information is based upon the federal income tax cost of investment securities as of October 31, 2011:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Federal income tax cost	$71,983,864	$55,131,045	$11,028,821	$46,416,813	$105,132,388
Gross unrealized appreciation	$16,846,635	$10,288,971	$2,378,340	$16,424,374	$12,927,034
Gross unrealized depreciation	(136,671)	(775,503)	(163,482)	(1,497,736)	(3,155,285)
Net unrealized appreciation	$16,709,964	$9,513,468	$2,214,858	$14,926,638	$9,771,749

The difference between the federal income tax cost of portfolio investments and the financial statement cost for New Century Capital, New Century Balanced, New Century Opportunistic and New Century Alternative Strategies Portfolios is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of October 31, 2011, the Portfolios had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Expires October 31,	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
2016	$2,581,125	$1,624,719	$3,363,552	$—
2017	—	—	1,529,902	9,776,758
2018	103,280	—	—	1,831,023
	$2,684,405	$1,624,719	$4,893,454	$11,607,781

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2011

During the fiscal year ended October 31, 2011, the following amounts of capital loss carryforwards were utilized to offset current year realized gains:

New Century Capital Portfolio	$7,614,919
New Century Balanced Portfolio	$1,088,726
New Century Opportunistic Portfolio	$563,851
New Century International Portfolio	$2,781,204
New Century Alternative Strategies	$1,693,802

The Portfolios recognize the tax benefits or expenses of uncertain tax positions only when the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Portfolios’ tax positions taken on Federal income tax returns for all open tax years (tax years ended October 31, 2008 through October 31, 2011) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(6)	CONTINGENCIES AND COMMITMENTS

New Century indemnifies its officers and Trustees for certain liabilities that might arise from the performance of their duties to the Portfolios. Additionally, in the normal course of business, New Century, on behalf of its Portfolios, enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, New Century expects the risk of loss to be remote.

(7)	NEW LEGISLATION AND RECENT ACCOUNTING PRONOUNCEMENT

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios’ fiscal year ending October 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Post-enactment capital losses will retain their long-term or short-term character unlike pre-enactment losses which are all characterized as short-term. Relevant information regarding the impact of the Act on the Portfolios, if any, will be included in the October 31, 2012 Annual Report.

NEW CENTURY PORTFOLIOS NOTES TO FINANCIAL STATEMENTS (Continued) October 31, 2011

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the IFRSs.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Portfolios’ financial statement disclosures.

(8)	SUBSEQUENT EVENTS

The Portfolios are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Portfolios are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events. The Trustees of the Trust have approved dividend and capital gains to be distributed to shareholders of each Portfolio, if applicable, on record as of close of business on a declaration date to be determined by officers of the Trust. The distribution amounts are to be determined by officers of the Trust and distributed on a payment date prior to January 1, 2012.

NEW CENTURY PORTFOLIOS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
New Century Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of New Century Capital Portfolio, New Century Balanced Portfolio, New Century Opportunistic Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio, each a series of shares of beneficial interest of New Century Portfolios (the “Portfolios”), as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Century Capital Portfolio, New Century Balanced Portfolio, New Century Opportunistic Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for the each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 21, 2011

NEW CENTURY PORTFOLIOS BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Overall responsibility for management of New Century rests with the Board of Trustees. Each Trustee serves during his or her lifetime until such Trustee’s termination, or death, resignation, retirement or removal. The Trustees, in turn, elect the officers of New Century to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following table provides information regarding each Trustee and principal officer of New Century:

Name, Address And Age	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
*Wayne M. Grzecki, Esq. 100 William Street, Ste. 200 Wellesley, MA 02481 (age 60)	Since 2010 1996 to 2011	Trustee President (CEO)	Portfolio Manager since 1995; Formerly, President, Chief Operating Officer and Director, Weston Financial Group, Inc.; and President, Director, and General Securities Principal Weston Securities Corporation (2005 to 2011).	5	None
Non-Interested Trustees
Stanley H. Cooper, Esq. One Ashford Lane Andover, MA 01810 (age 64)	Since 2008 Since 1988	Chairman Trustee	Attorney in private practice.	5	None
Roger A. Eastman, CPA 10682 Gulfshore Drive C-103 Naples, FL 34108 (age 81)	Since 1989	Trustee, Chairman of Audit Committee	Retired.	5	None
Michael A. Diorio, CPA 11 Calvin Drive Milford, MA 01757 (age 66)	Since 1988	Trustee	Financial Consultant; Formerly Executive Director, Milford Housing Authority (2004 to 2009).	5	Director, The Milford National Bank & Trust Company since 1996.

*
Wayne M. Grzecki is considered to be an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Grzecki is an interested person because he was an Officer of the Adviser and the Distributor and continues to be a portfolio manager of the Portfolios.

NEW CENTURY PORTFOLIOS BOARD OF TRUSTEES AND OFFICERS (Unaudited) (Continued)

Name, Address And Age	Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years
Officers
Nicole M. Tremblay, Esq. 100 William Street, Ste. 200 Wellesley, MA 02481 (age 37)	Since 2011, Since 2002 2002 to 2011	President (CEO), Chief Compliance Officer Chief Financial Officer, Treasurer, Secretary	Senior Vice President, Chief Compliance Officer, Weston Financial Group, Inc.; President, Chief Compliance Officer, and General Securities Principal, Weston Securities Corporation.
Ronald A. Sugameli 100 William Street, Ste. 200 Wellesley, MA 02481 (age 59)	Since 1997	Vice President	Portfolio Manager since 2002; Managing Director, Chief Investment Officer, Secretary, Weston Financial Group, Inc.; Vice President, Secretary, Weston Securities Corporation.
Stephen G. DaCosta 100 William Street, Ste. 200 Wellesley, MA 02481 (age 56)	Since 2011	Chief Financial Officer, Treasurer	Vice President, Divisional Controller, Weston Financial Group, Inc.; Vice President, Financial Operations Principal, Weston Securities Corporation.
Betsy G. Hochadel 100 William Street, Ste. 200 Wellesley, MA 02481 (age 29)	Since 2011	Secretary	Assistant Vice President, Senior Compliance Analyst, Weston Financial Group, Inc; Lead Operations Specialist II, Brown Brothers Harriman & Co. (2006 to 2008).
Susan K. Arnold 100 William Street, Ste. 200 Wellesley, MA 02481 (age 52)	Since 1998 1998 to 2011	Vice President, Assistant Treasurer
Portfolio Manager since 2011; Assistant Portfolio Manager 1998 to 2011; Vice President, Senior Financial Counselor, Weston Financial Group, Inc.; Registered Representative, Weston Securities Corporation.

Andre M. Fernandes 100 William Street, Ste. 200 Wellesley, MA 02481 (age 32)	Since 2011	Vice President
Portfolio Manager since 2011; Assistant Portfolio Manager 2002 to 2011; Vice President, Senior Financial Counselor, Weston Financial Group, Inc.; Registered Representative, Weston Securities Corporation.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-639-0102.

Further, the Board of Trustees and New Century’s principal executive officer, principal financial officer and other persons performing similar functions have adopted a Code of Ethics. To obtain a free copy of the Code of Ethics, please call 1-888-639-0102.

NEW CENTURY PORTFOLIOS FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Portfolios during the fiscal year ended October 31, 2011. For the year ended October 31, 2011, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. New Century Balanced Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio intend to designate up to a maximum of $941,153, $374,706 and $1,655,004, respectively, as taxed at a maximum rate of 15%. As required by federal regulations, complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

NEW CENTURY PORTFOLIOS ABOUT YOUR PORTFOLIOS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Portfolios, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, underlying fund fees and other expenses. The following examples are intended to help you understand ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the tables below are based on an investment of $1,000 made at the beginning of the period shown (May 1, 2011) and held for the entire period (October 31, 2011).

The table below illustrates each Portfolio’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with an initial investment of $1,000 in each of the Portfolios. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolios under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Portfolios’ ongoing costs with those of other mutual funds. It assumes that each Portfolio had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolios’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Portfolios do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of the Portfolios held for less than 30 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. In addition, the calculations do not reflect the Portfolios’ proportionate shares of expenses of the underlying investment companies in which the Portfolios invest.

NEW CENTURY PORTFOLIOS ABOUT YOUR PORTFOLIOS’ EXPENSES (Unaudited) (Continued)

More information about the Portfolios’ expenses, including recent annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Portfolios’ prospectus.

New Century Capital Portfolio

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$900.00	$6.85
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.00	$7.27

*
Expenses are equal to the New Century Capital Portfolio’s annualized expense ratio of 1.43% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

New Century Balanced Portfolio

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$932.10	$6.87
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.10	$7.17

*
Expenses are equal to the New Century Balanced Portfolio’s annualized expense ratio of 1.41% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

New Century Opportunistic Portfolio

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$901.50	$7.19
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	$7.63

*
Expenses are equal to the New Century Opportunistic Portfolio’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NEW CENTURY PORTFOLIOS ABOUT YOUR PORTFOLIOS’ EXPENSES (Unaudited) (Continued)

New Century International Portfolio

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$832.90	$6.75
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.85	$7.43

*
Expenses are equal to the New Century International Portfolio’s annualized expense ratio of 1.46% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

New Century Alternative Strategies Portfolio

	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$926.20	$5.19
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.81	$5.45

*
Expenses are equal to the New Century Alternative Strategies Portfolio’s annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NEW CENTURY PORTFOLIOS TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

Weston Financial Group, Inc. (“Weston” and/or “Adviser”) serves as the investment adviser to each Portfolio of New Century. The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each Investment Advisory Agreement between a Portfolio and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees, including by a vote of majority of the Trustees who are not “interested persons” of the Portfolio (the “Independent Trustees”), cast in person at a meeting called for considering such approval.

At a regularly scheduled meeting of the Board of Trustees (the “Board”) of New Century Portfolios (the “Trust” or “New Century”), held on September 27, 2011, the Board, including a majority of the Independent Trustees, voted to approve the continuance of each existing Investment Advisory Agreement (collectively, the “Advisory Agreements”) on behalf of each of the Capital, Balanced, Opportunistic, International and Alternative Strategies Portfolio for an additional one-year period through October 31, 2012. In approving continuance of the Advisory Agreements, the Board, including a majority of the Independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the Advisory Agreements was in the best interests of the Portfolios and their shareholders. The approval was unanimous, and thus included a majority of the Independent Trustees and by a majority of the entire Board.

In reaching this decision, the Board, advised by the Portfolios’ independent counsel, took into account qualitative and quantitative information furnished to the Board throughout the year at regular Board meetings and Audit Committee meetings, as well as materials prepared specifically in connection with the annual review of the Advisory Agreements at the September 27, 2011 Board meeting. At such meetings, the Trustees typically received, among other things, investment performance reports and related financial information of the Portfolios, brokerage commissions and execution provided by the Adviser, and information provided by the Portfolio Managers and their team of assistants and analysts covering the specific performance of each Portfolio and the investment strategies used in pursuing each Portfolio’s investment objectives, among other reports.

In advance of the September 27, 2011 Board meeting (the “Meeting”), the Trustees requested and received materials specifically relating to each Portfolio’s current Advisory Agreement. The materials prepared for the Meeting included the following: (i) an expense ratio analysis chart detailing the net and gross expense ratios for each Portfolio (as compared to each Portfolio’s respective Morningstar category and based on various ranges of assets under management); and (ii) expense analysis charts demonstrating fees, expenses and investment performance for each of the Portfolios (as compared to comparable groups of funds and benchmarks as classified by Morningstar for the periods ending July 31, 2010 and July 31, 2011).

The Board approved the renewal of the Advisory Agreements for a one-year period commencing November 1, 2011 based upon its evaluation of: (i) the long-term relationship between Weston and the Trust; (ii) Weston’s strong and dedicated commitment to

NEW CENTURY PORTFOLIOS TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

compliance; (iii) the nature, extent and quality of the services provided to the Trust; (iv) the performance of each Portfolio; and (v) the costs of the services provided in relation to the profitability of Weston’s relationship with the Portfolios.

In evaluating the various factors noted above, each Independent Trustee gave different weight to different considerations. The Trustees determined that one of the most significant factors was the assurance that the proposed Advisory Agreements would provide a continuity of relationship to the Portfolios. Further, the Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the Adviser’s commitment to compliance and the policies and procedures maintained to monitor such compliance; (iii) the investment performance of the Portfolios and the effect of recent market and economic turmoil on the performance, asset level and expense ratio of each Portfolio; (iv) the costs of the services provided and the profits realized by the Adviser from its relationship with the Trust; (v) the extent to which economies of scale may be realized as the Portfolios grow; and, (vi) whether fee levels reflect any such economies of scale for the benefit of the Portfolios’ shareholders.

The Trustees reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel who provide portfolio management, investment research, and similar services to the Portfolios. The Board believes that a long-term relationship with a capable, conscientious Adviser and its personnel is in the best interest of shareholders and that such shareholders have benefited from such continuity and from Weston’s strong commitment to compliance. The Trustees also discussed and considered the quality of shareholder communications, administrative duties, and other services provided by the Adviser to the Trust, the Adviser’s robust compliance program, and the Adviser’s role in coordinating such services and programs for the Trust. The Trustees specifically noted that Management has been exceptionally responsive to any issues raised by the Board. The Board was also pleased with recent changes that the Adviser had implemented, including enhancing the research teams and the creation of formal portfolio process memos. The Trustees also noted their review of the compliance programs of the Adviser and relevant affiliates and expressed their pleasure with the strong relationship that has developed between the Board and the Trust’s Chief Compliance Officer. The Trustees also took into consideration the belief that Weston is a quality firm with a reputation for moral integrity and honesty.

The Board reviewed the contractual investment advisory fee rates, including administrative fee and distribution fee rates, and considered each of the Portfolios’ management fees and total expense ratios in comparison to a group of similarly managed funds with similar investment styles, investment objectives, asset sizes and Morningstar Categories. The Board determined that the investment advisory fees charged by the Portfolios were within an acceptable range based on the average of the investment advisory fees charged by similar funds within the industry. It was further noted that the Capital, Balanced, Opportunistic and International Portfolios do offer a breakpoint for assets in excess of $100 million, which could lower the investment advisory fees as assets increase. The Board also discussed

NEW CENTURY PORTFOLIOS TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

the Adviser’s expense limitation agreement with the Portfolios. Pursuant to the Operating Expense Limitation Agreement, the Adviser has agreed to waive fees and/or reimburse certain other expenses so that the ratio of total operating expenses of each Portfolio is limited to 1.50% of such Portfolio’s average net assets through the Trust’s upcoming fiscal year ending October 31, 2012. However, the Board was reminded that in January 2012, the Adviser would re-evaluate further extending the current Operating Expense Limitation Agreement through March 1, 2013.

The Board further noted that the Portfolios have been performing competitively in the industry and was pleased with their results, including their Morningstar ratings. The Board expressed its satisfaction with the experience and performance of the portfolio managers, noting the Adviser’s actions and other steps taken in response to unprecedented periods of market volatility over the last three years. Further, the Board noted that many funds-of-funds in the industry have the ability to select intra-family funds and therefore keep their expense ratios lower; however, with this taken into account the Portfolios had performed competitively.

The Board also reviewed the average total expense ratios of similar equity mutual funds within the industry. They discussed the Portfolios’ fixed expenses, such as the use of outside service providers for transfer agency, fund accounting and custodial services. It was also noted that the Trust, as a fund-of-funds complex, had a slightly different expense ratio structure than most other funds within the industry.

The Board next considered whether economies of scale are realized by the Adviser and its affiliates as the Portfolios grow larger and the extent to which this is reflected in the level of management fees charged. To support such analysis, the Board reviewed the Portfolios’ gross and net expense ratios and expense caps and noted that certain Portfolio expenses are relatively fixed and unrelated to asset size. The Board also noted that economies of scale are shared with a Portfolio and its shareholders through management fee breakpoints so that as a Portfolio’s assets increase, its effective management fee rate declines; however, the Alternative Strategies Portfolio’s lower fixed management fee rate is realized immediately. The Capital, Balanced, Opportunistic, and International Portfolios’ Agreements, as noted above, establish a management fee at the rate of 1.00% on the first $100 million of Portfolio net assets; and 0.75% on net assets in excess of $100 million, while the Alternative Strategies Portfolio’s Agreement provides a flat management fee rate of 0.75% on all assets. The Board confirmed that the Adviser may enjoy some economies of scale as a Portfolio’s assets grow and these economies of scale are currently being shared equitably by the Adviser, its affiliates, and the Portfolios for the benefit of shareholders.

The Board also considered the level of profits realized by the Adviser and its affiliates in providing investment advisory and administrative services to the Portfolios. The Board considered the fact that the Adviser and its affiliates received other compensation from its relationship with the Trust, such as administration fees for being fund administrator and distribution fees under a Rule 12b-1 plan. In addition, the Adviser receives other direct and

NEW CENTURY PORTFOLIOS TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

indirect benefits in connection with its relationship with the Portfolios. The Board concluded that in light of the foregoing factors and the nature, extent, and quality of the services rendered, the profits realized by the Adviser and its affiliates are fair and reasonable.

Further, the Trustees noted succession planning has been established with respect to the Adviser with the appointment of research analysts for each Portfolio and two Assistant Portfolio Managers to the Alternative Strategies Portfolio. It was noted that the Adviser has cooperated and intends to continue to cooperate with the Board to keep the Trust informed on developments within the Adviser, on the officers and employees to whom the functions of the Trust will transition, and on the steps taken to assure the continuity of the effective relationships between the Trust and its Adviser.

In its deliberation, the Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those of other investment advisory contracts, such as contracts of the same or other investment advisers with other registered investment companies or other types of clients (i.e. pension funds and other institutional investors). These factors were considered irrelevant in a situation where the Independent Trustees were determining whether to re-approve the Advisory Agreements containing the same terms and conditions with an existing entity.

INVESTMENT ADVISER AND ADMINISTRATOR
Weston Financial Group, Inc.
Wellesley, MA

DISTRIBUTOR
Weston Securities Corporation
Wellesley, MA

COUNSEL
Greenberg Traurig, LLP
Philadelphia, PA

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BBD, LLP
Philadelphia, PA

TRANSFER AGENT
Ultimus Fund Solutions, LLC
Cincinnati, OH

CUSTODIAN
US Bank, N.A.
Cincinnati, OH

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios. This report is authorized for distribution to prospective investors in the Portfolios only if preceded or accompanied by an effective Prospectus which contains details concerning the management fees, expenses and other pertinent information.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-639-0102, or on the SEC’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-639-0102, or on the SEC’s website at http://www.sec.gov.

The Portfolios file a complete listing of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available without charge upon request by calling 1-888-639-0102, or on the SEC’s website at http://www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics was amended, however; the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The names of the audit committee’s co-financial experts are Roger Eastman and Michael Diorio.  Mr. Eastman and Mr. Diorio are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $57,500 and $57,500 with respect to the registrant’s fiscal years ended October 31, 2011 and 2010, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,500 and $10,500 with respect to the registrant’s fiscal years ended October 31, 2011 and 2010, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended October 31, 2011 and 2010, aggregate non-audit fees of $10,500 and $10,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has a standing nominating committee responsible for the selection and nomination to serve as trustees of the registrant.  Although the nominating committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the nominating committee is willing to consider nominations received from shareholders.  Shareholders wishing to submit a nomination should do so by notifying the Secretary of the registrant, in writing, at the following address: 100 William Street, Suite 200, Wellesley, Massachusetts 02481-3902.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   New Century Portfolios

By (Signature and Title)*		/s/ Nicole M. Tremblay
Nicole M. Tremblay, President

Date	January 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Nicole M. Tremblay
Nicole M. Tremblay, President

Date	January 4, 2012

By (Signature and Title)*		/s/ Stephen G. DaCosta
Stephen G. DaCosta, Treasurer

Date	January 4, 2012

* Print the name and title of each signing officer under his or her signature.